UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) April 3, 2006



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



             STATE OF DELAWARE                  1-143           38-0572515
             -----------------                  -----           ----------
         (State or other jurisdiction of     (Commission     (I.R.S. Employer
         Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                  48265-3000
      -----------------------------------------                  ----------
      (Address of Principal Executive Offices)                   (Zip Code)




        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On March 1, 2006 General Motors Corporation (GM) issued a news release announcing February 2006 sales. The release is as follows:


GM Reports 365,375 Deliveries in March
2007 Chevy Tahoe Sales Exceed 10,000 Units in March; Up 41 Percent Compared to February
2007 Cadillac Escalade Sales Rise 68 Percent vs. February; GMC Yukon
Sales Up 109 Percent
Premium Brands, Cadillac, HUMMER, Saab and Buick, All Post Sales Gains in March GM's Total Sales Down Compared to Strong Year-Ago Results


DETROIT - General Motors dealers in the United States sold 365,375 new cars and trucks in March, down 14 percent compared to year-ago levels. Total car sales were down 22 percent, and truck sales were down 9 percent.

GM's retail sales in March were down 17 percent compared to strong year-ago deliveries. Fleet sales were down 5 percent. Daily rental sales declined by 8 percent compared to last year. Commercial sales were up 7 percent.

"March sales were solidly in line with the targets established in our U.S. turnaround plan," said Mark LaNeve, General Motors North America vice president, Vehicle Sales, Service and Marketing. "We knew that comparisons to a year ago would be difficult because of high daily rental sales and expensive incentives last March. We are pleased that consumers are reacting very favorably to our great new products, with the Chevy Tahoe, Impala and HHR; Buick Lucerne; Cadillac Escalade; and GMC Yukon all having a great month."

Consumers in March continued to respond enthusiastically to General Motors' new models. Retail sales of GM launch vehicles were up 30 percent compared to February and accounted for one-third of GM's total deliveries for the month.

Success of GM's launch vehicles is a critical component of GM's North America turnaround strategy.

LaNeve went on to explain that March retail deliveries of new models were led by robust sales of GM's all-new full-size utilities. The 2007 Chevrolet Tahoe posted 10,126 total deliveries and 9,505 retail deliveries. Total 2007 Tahoe deliveries in March were up 41 percent compared to February. Total Tahoe sales rose 20 percent compared to year-ago levels.

The 2007 Escalade posted 2,761 total deliveries and 2,669 retail deliveries. Total 2007 Escalade deliveries were up 68 percent compared to February. Total Escalade sales were up 45 percent compared to year-ago levels.

The 2007 GMC Yukon had 3,419 total deliveries and 3,309 retail deliveries in March. March deliveries of the all-new Yukon were more than double its total sales in February (+109 percent).

"Given the strong consumer demand for these great new vehicles, we're feeling good about our decision to increase and pull ahead production," LaNeve said.

GM's retail selling rate in March was 3.0 million units, a level that is consistent with GM North American Operations' turnaround strategy. The retail selling rate has stabilized in recent months, improving from just above 2.7 million units in the fourth quarter of 2005.

"We've made a strategic decision to focus on retail sales and move away from marginally profitable business that in the end is a drag on our sales results and profitability," LaNeve added. "This is how we are providing consumers with the best value in the industry, building strong brands, improving the quality of our market share and turning around our U.S. business."

Other new vehicles also recorded solid retail sales results in March. Lucerne, Buick's all-new luxury sedan, posted its best total and retail sales since its introduction in October 2005. March retail deliveries were 73 percent greater than year-ago LeSabre retail sales. Through the first quarter, Lucerne's retail sales account for more than 40 percent of Buick's total retail deliveries.

Consumers and dealers continue to respond very favorably to the new Chevrolet Impala. Retail sales in March were 16 percent greater than February and the sales mix has been very favorable, with strong demand for the SS version. Additionally, dealer orders for Impala have exceeded expectations. HHR also posted solid sales results in March, with retail sales up 4 percent compared to February, despite lean dealer inventories.

HUMMER set another sales record in March, with total sales up 176 percent. Retail deliveries rose 165 percent. HUMMER's March results were driven by continued strong H3 sales. H3 has widened its sales lead in the entry luxury utility segment, capturing over 70 percent of the segment for the calendar year-to-date.

Saab also improved its retail sales performance in March, with retail deliveries up 15 percent. This increase was led by 9-3 sales and the addition of the 9-7X to Saab's portfolio.

The redesigned Saturn Vue lengthened its streak of year-over-year sales improvements, posting a sales increase for the tenth consecutive month.

Certified Used Vehicles

March sales for GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles and HUMMER Certified Pre-Owned Vehicles, were 47,170 units, up 15.5 percent from last March. Certified sales from Used Cars from Saturn were unavailable at press time. Total year-to-date certified GM sales, excluding March sales of Used Cars from Saturn, are 124,232 units, comparable to the same period last year.

GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, posted 42,536 sales, up 6 percent from last March and up 20 percent from February 2006. Year-to-date sales for GM Certified Used Vehicles are 112,490 units, down 1 percent from the same period in 2005.

Cadillac Certified Pre-Owned Vehicles posted 3,874 sales in March, up 10 percent from last year. Saab Certified Pre-Owned Vehicles sold 760 units, up 6 percent. In its third month of operation, HUMMER Certified Pre-Owned sold 83 units.

"March was an outstanding month for GM certified sales, posting a strong increase over a very solid March performance last year," LaNeve said. "The industry's top-selling certified brand, GM Certified Used Vehicles, continues to set the pace for the certified segment, with sales of 42,536 units in March, the segment's third best monthly sales performance ever."

GM North America Reports March and 2006 First-Quarter Production; 2006 Second-Quarter Production Forecast Remains Unchanged

In March, GM North America produced 460,000 vehicles (182,000 cars and 278,000 trucks). This is up 59,000 units, or 14 percent, compared to March 2005 when the region produced 401,000 vehicles (162,000 cars and 239,000 trucks). Production totals include joint venture production of 15,700 vehicles in March 2006 and 22,000 vehicles in March 2005.

GM North America built 1.255 million vehicles (496,000 cars and 759,000 trucks) in the first quarter of 2006. This is up 73,000 units, or 6 percent, compared to first quarter 2005 when the region produced 1.182 million vehicles (470,000 cars and 712,000 trucks). The region's 2006 second-quarter production forecast remains unchanged at 1.20 million vehicles (445,000 cars and 755,000 trucks). In the second quarter of 2005, the region produced 1.247 million vehicles (458,000 cars and 789,000 trucks).

GM also announced 2006 revised first-quarter and second-quarter production forecasts for its international regions.

GM Europe - GM Europe's 2006 first-quarter production estimate remains unchanged at 497,000 vehicles. In the first quarter of 2005, the region built 502,000 vehicles. The region's 2006 second-quarter production forecast also remains unchanged at 490,000 vehicles. In the second quarter of 2005, the region built 501,000 vehicles.

GM Asia Pacific - GM Asia Pacific's 2006 first-quarter production estimate is unchanged at 470,000 vehicles. In the first quarter of 2005, the region built 335,000 vehicles. The region's revised 2006 second-quarter production forecast is 474,000 vehicles, down 6,000 units from last month's guidance. In the second quarter of 2005, the region built 398,000 vehicles.

GM Latin America, Africa and the Middle East - The region's 2006 first-quarter production estimate is unchanged at 193,000 vehicles. In the first quarter of 2005, the region built 185,000 vehicles. The region's 2006 second-quarter production forecast remains unchanged at 215,000 vehicles. In the second quarter of 2005, the region built 195,000 vehicles.


General Motors Corp. (NYSE: GM), the world's largest automaker, has been the global industry sales leader for 75 years. Founded in 1908, GM today employs about 327,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 33 countries. In 2005, 9.17 million GM cars and trucks were sold globally under the following brands: Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn and Vauxhall. GM operates one of the world's leading finance companies, GMAC Financial Services, which offers automotive, residential and commercial financing and insurance. GM's OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.


                                    # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 March                  January - March
-------------------------------------------------------------------------------
 Curr S/D:   27                           % Chg
 Prev S/D:   27         2006      2005   per S/D     2006       2005    %Chg
-------------------------------------------------------------------------------

Vehicle Total          365,375   426,114   -14.3   962,923  1,015,142    -5.1
-------------------------------------------------------------------------------
Car Total              133,834   170,905   -21.7   380,957    418,276    -8.9
-------------------------------------------------------------------------------
Truck Total            231,541   255,209    -9.3   581,966    596,866    -2.5
-------------------------------------------------------------------------------
Light Truck Total      225,871   249,537    -9.5   569,360    584,293    -2.6
-------------------------------------------------------------------------------
Light Vehicle Total    359,705   420,442   -14.4   950,317  1,002,569    -5.2
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
      Market Division
       Vehicle Total                                  Calendar Year-to-Date
                                  March                  January - March
-------------------------------------------------------------------------------
                                          % Chg
                        2006      2005   per S/D     2006       2005    %Chg
-------------------------------------------------------------------------------
Buick                   23,276    22,706     2.5    61,874     61,167     1.2
Cadillac                19,945    19,579     1.9    50,929     50,073     1.7
Chevrolet              219,288   258,160   -15.1   570,620    615,307    -7.3
GMC                     42,837    54,183   -20.9   104,566    123,199   -15.1
HUMMER                   6,125     2,220   175.9    16,984      5,950   185.4
Oldsmobile                   0       213   ***.*        96        791   -87.9
Other - Isuzu            1,387     1,814   -23.5     2,850      3,325   -14.3
Pontiac                 32,649    43,893   -25.6    99,301     99,734    -0.4
Saab                     3,239     3,161     2.5     8,222      7,344    12.0
Saturn                  16,629    20,185   -17.6    47,481     48,252    -1.6
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Vehicles Produced in US/Canada/Mexico
-------------------------------------------------------------------------------
Car                    125,454   161,524   -22.3   360,887    393,637    -8.3
-------------------------------------------------------------------------------
Light Truck            225,871   249,537    -9.5   569,360    584,293    -2.6
-------------------------------------------------------------------------------

Twenty-seven selling days for the March period this year and twenty-seven for last year.


*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                   March 2006
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  March                 January - March
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        27        27
-------------------------------------------------------------------------------

Century                     12     1,280   -99.1        55      3,330   -98.3
LaCrosse                 5,764     8,233   -30.0    16,361     19,281   -15.1
LeSabre                    452     4,857   -90.7     1,395     17,320   -91.9
Lucerne                  8,690         0   ***.*    22,124          0   ***.*
Park Avenue                  4       429   -99.1        25      1,219   -97.9
Regal                        0       115   ***.*        30        327   -90.8
      Buick Total       14,922    14,914     0.1    39,990     41,477    -3.6
-------------------------------------------------------------------------------
CTS                      5,386     5,430    -0.8    13,301     13,402    -0.8
DeVille                    103     3,259   -96.8       436     10,455   -95.8
DTS                      5,044         0   ***.*    14,883          0   ***.*
Seville                      0        19   ***.*         9         66   -86.4
STS                      2,217     2,954   -24.9     5,625      6,871   -18.1
XLR                        329       453   -27.4       866        967   -10.4
      Cadillac Total    13,079    12,115     8.0    35,120     31,761    10.6
-------------------------------------------------------------------------------
Aveo                     4,438     4,845    -8.4    10,571     14,034   -24.7
Cavalier                    50     5,231   -99.0       174     13,981   -98.8
Classic                      0    10,469   ***.*         2     30,480   ***.*
Cobalt                  20,737    14,261    45.4    52,527     29,162    80.1
Corvette                 3,655     3,215    13.7     9,292      7,962    16.7
Impala                  24,071    25,072    -4.0    64,433     64,328     0.2
Malibu                  13,716    20,085   -31.7    46,782     45,792     2.2
Monte Carlo              2,667     3,810   -30.0     9,642      9,773    -1.3
SSR                        609     1,125   -45.9     1,446      2,703   -46.5
      Chevrolet Total   69,943    88,113   -20.6   194,869    218,215   -10.7
-------------------------------------------------------------------------------
Alero                        0       164   ***.*        67        587   -88.6
Aurora                       0         4   ***.*         0          7   ***.*
      Oldsmobile Total       0       168   ***.*        67        594   -88.7
-------------------------------------------------------------------------------
Bonneville                 199     1,096   -81.8       603      3,719   -83.8
G6                      11,769     9,565    23.0    36,858     20,712    78.0
Grand Am                   139     7,959   -98.3       395     18,427   -97.9
Grand Prix               6,501    10,036   -35.2    25,378     21,508    18.0
GTO                      1,185     1,375   -13.8     2,576      3,261   -21.0
Solstice                 2,219         0   ***.*     6,068          0   ***.*
Sunfire                    145     4,855   -97.0       454     10,949   -95.9
Vibe                     3,315     6,297   -47.4     9,222     14,036   -34.3
      Pontiac Total     25,472    41,183   -38.1    81,554     92,612   -11.9
-------------------------------------------------------------------------------
9-2X                        91       430   -78.8       202        796   -74.6
9-3                      2,255     2,258    -0.1     5,765      5,330     8.2
9-5                        411       473   -13.1       956      1,218   -21.5
      Saab Total         2,757     3,161   -12.8     6,923      7,344    -5.7
-------------------------------------------------------------------------------
ION                      7,518    10,386   -27.6    22,281     23,606    -5.6
Saturn L Series              9       865   -99.0        19      2,667   -99.3
Saturn Sky                 134         0   ***.*       134
      Saturn Total       7,661    11,251   -31.9    22,434     26,273   -14.6
-------------------------------------------------------------------------------
        GM Total       133,834   170,905   -21.7   380,957    418,276    -8.9
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     125,454   161,524   -22.3   360,887    393,637    -8.3
-------------------------------------------------------------------------------
GM Import                8,380     9,381   -10.7    20,070     24,639   -18.5
-------------------------------------------------------------------------------
        GM Total       133,834   170,905   -21.7   380,957    418,276    -8.9
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                   March 2006
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  March                 January - March
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        27        27
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             14,922    14,914     0.1    39,990     41,477    -3.6
Cadillac Total          13,079    12,115     8.0    35,120     31,761    10.6
Chevrolet Total         65,505    83,268   -21.3   184,298    204,181    -9.7
Oldsmobile Total             0       168   ***.*        67        594   -88.7
Pontiac Total           24,287    39,808   -39.0    78,978     89,351   -11.6
Saturn Total             7,661    11,251   -31.9    22,434     26,273   -14.6
      GM North America
       Total*          125,454   161,524   -22.3   360,887    393,637    -8.3
-------------------------------------------------------------------------------
Chevrolet Total          4,438     4,845    -8.4    10,571     14,034   -24.7
Pontiac Total            1,185     1,375   -13.8     2,576      3,261   -21.0
Saab Total               2,757     3,161   -12.8     6,923      7,344    -5.7
      GM Import Total    8,380     9,381   -10.7    20,070     24,639   -18.5
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             23,276    22,706     2.5    61,874     61,167     1.2
Cadillac Total          19,945    19,579     1.9    50,929     50,073     1.7
Chevrolet Total        219,288   258,160   -15.1   570,620    615,307    -7.3
GMC Total               42,837    54,183   -20.9   104,566    123,199   -15.1
HUMMER Total             6,125     2,220   175.9    16,984      5,950   185.4
Oldsmobile Total             0       213   ***.*        96        791   -87.9
Other-Isuzu Total        1,387     1,814   -23.5     2,850      3,325   -14.3
Pontiac Total           32,649    43,893   -25.6    99,301     99,734    -0.4
Saab Total               3,239     3,161     2.5     8,222      7,344    12.0
Saturn Total            16,629    20,185   -17.6    47,481     48,252    -1.6
      GM Total         365,375   426,114   -14.3   962,923  1,015,142    -5.1
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                   March 2006
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  March                 January - March
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        27        27
-------------------------------------------------------------------------------
Rainier                  2,232     1,420    57.2     4,647      3,329    39.6
Rendezvous               4,825     4,863    -0.8    13,363     13,075     2.2
Terraza                  1,297     1,509   -14.0     3,874      3,286    17.9
      Total Buick        8,354     7,792     7.2    21,884     19,690    11.1
-------------------------------------------------------------------------------
Escalade                 3,955     2,722    45.3     8,145      7,270    12.0
Escalade ESV               474     1,243   -61.9     1,494      3,136   -52.4
Escalade EXT               359       764   -53.0     1,079      1,907   -43.4
SRX                      2,078     2,735   -24.0     5,091      5,999   -15.1
      Total Cadillac     6,866     7,464    -8.0    15,809     18,312   -13.7
-------------------------------------------------------------------------------
Astro                       29     3,488   -99.2       140      8,516   -98.4
C/K Suburban(Chevy)      4,780     7,672   -37.7    15,107     18,234   -17.1
Chevy C/T Series            29        28     3.6        69         50    38.0
Chevy W Series             276       290    -4.8       670        593    13.0
Colorado                 8,355    14,089   -40.7    19,200     32,523   -41.0
Equinox                  8,637    11,616   -25.6    22,606     29,777   -24.1
Express Cutaway/G Cut    1,972     1,645    19.9     4,542      4,119    10.3
Express Panel/G Van      8,544     7,734    10.5    20,822     18,932    10.0
Express/G Sportvan       2,354     2,381    -1.1     4,817      5,998   -19.7
HHR                      8,698         0   ***.*    25,308          0   ***.*
Kodiak 4/5 Series        1,400     1,013    38.2     3,312      2,540    30.4
Kodiak 6/7/8 Series        446       454    -1.8     1,016      1,001     1.5
S/T Blazer                  13       803   -98.4        78      2,359   -96.7
S/T Pickup                   0        22   ***.*         4         72   -94.4
Tahoe                   16,580    13,815    20.0    45,104     32,854    37.3
Tracker                      0       100   ***.*        11        308   -96.4
TrailBlazer             16,224    20,717   -21.7    43,386     47,558    -8.8
Uplander                 6,999     5,029    39.2    15,961     14,141    12.9
Venture                     25     1,359   -98.2       117      3,190   -96.3
................................................................................
      Avalanche          3,151     6,330   -50.2     8,128     15,006   -45.8
      Silverado-C/K
       Pickup           60,833    71,462   -14.9   145,353    159,321    -8.8
Chevrolet Fullsize
  Pickups               63,984    77,792   -17.7   153,481    174,327   -12.0
................................................................................
Chevrolet Total        149,345   170,047   -12.2   375,751    397,092    -5.4
-------------------------------------------------------------------------------
Canyon                   2,109     3,698   -43.0     4,663      8,444   -44.8
Envoy                    7,101     9,883   -28.1    17,653     21,678   -18.6
GMC C/T Series              36        16   125.0        62         38    63.2
GMC W Series               622       539    15.4     1,125      1,135    -0.9
Safari (GMC)                11       520   -97.9        44      1,263   -96.5
Savana Panel/G Classic   1,779     1,945    -8.5     4,168      4,927   -15.4
Savana Special/G Cut     1,098     2,276   -51.8     3,404      4,057   -16.1
Savana/Rally               259       231    12.1       638        544    17.3
Sierra                  19,435    22,418   -13.3    46,022     50,869    -9.5
Sonoma                       0        14   ***.*         0         41   ***.*
Topkick 4/5 Series         747       893   -16.3     1,657      1,687    -1.8
Topkick 6/7/8 Series       727       625    16.3     1,845      2,204   -16.3
Yukon                    5,967     6,377    -6.4    14,398     15,127    -4.8
Yukon XL                 2,946     4,748   -38.0     8,887     11,185   -20.5
      GMC Total         42,837    54,183   -20.9   104,566    123,199   -15.1
-------------------------------------------------------------------------------
HUMMER H1                   30        38   -21.1        73         67     9.0
HUMMER H2                1,536     2,182   -29.6     4,281      5,883   -27.2
HUMMER H3                4,559         0   ***.*    12,630          0   ***.*
      HUMMER Total       6,125     2,220   175.9    16,984      5,950   185.4
-------------------------------------------------------------------------------
Bravada                      0        32   ***.*        19        119   -84.0
Silhouette                   0        13   ***.*        10         78   -87.2
      Oldsmobile Total       0        45   ***.*        29        197   -85.3
-------------------------------------------------------------------------------
Other-Isuzu F Series       123       120     2.5       275        272     1.1
Other-Isuzu H Series        18         0   ***.*        31          0   ***.*
Other-Isuzu N Series     1,246     1,694   -26.4     2,544      3,053   -16.7
 Other-Isuzu Total       1,387     1,814   -23.5     2,850      3,325   -14.3
-------------------------------------------------------------------------------
Aztek                       74       817   -90.9       182      1,917   -90.5
Montana                     76       613   -87.6       214      1,404   -84.8
Montana SV6              2,951     1,280   130.5     6,368      3,801    67.5
Torrent                  4,076         0   ***.*    10,983          0   ***.*
      Pontiac Total      7,177     2,710   164.8    17,747      7,122   149.2
-------------------------------------------------------------------------------
9-7X                       482         0   ***.*     1,299          0   ***.*
      Saab Total           482         0   ***.*     1,299          0   ***.*
-------------------------------------------------------------------------------
Relay                      735     1,614   -54.5     1,840      4,076   -54.9
VUE                      8,233     7,320    12.5    23,207     17,903    29.6
      Saturn Total       8,968     8,934     0.4    25,047     21,979    14.0
-------------------------------------------------------------------------------
      GM Total         231,541   255,209    -9.3   581,966    596,866    -2.5
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     229,753   253,178    -9.3   578,317    592,841    -2.4
-------------------------------------------------------------------------------
GM Import                1,788     2,031   -12.0     3,649      4,025    -9.3
-------------------------------------------------------------------------------
      GM Total         231,541   255,209    -9.3   581,966    596,866    -2.5
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     225,871   249,537    -9.5   569,360    584,293    -2.6
-------------------------------------------------------------------------------
GM Import                    0         0   ***.*         0          0   ***.*
-------------------------------------------------------------------------------
      GM Total         225,871   249,537    -9.5   569,360    584,293    -2.6
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                   March 2006
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  March                 January - March
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        27        27
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              8,354     7,792     7.2    21,884     19,690    11.1
Cadillac Total           6,866     7,464    -8.0    15,809     18,312   -13.7
Chevrolet Total        149,176   169,841   -12.2   375,297    396,657    -5.4
GMC Total               42,310    53,790   -21.3   103,631    122,295   -15.3
HUMMER Total             6,125     2,220   175.9    16,984      5,950   185.4
Oldsmobile Total             0        45   ***.*        29        197   -85.3
Other-Isuzu Total          295       382   -22.8       590        639    -7.7
Pontiac Total            7,177     2,710   164.8    17,747      7,122   149.2
Saab Total                 482         0   ***.*     1,299          0   ***.*
Saturn Total             8,968     8,934     0.4    25,047     21,979    14.0
      GM North America
      Total*           229,753   253,178    -9.3   578,317    592,841    -2.4
-------------------------------------------------------------------------------
Chevrolet Total            169       206   -18.0       454        435     4.4
GMC Total                  527       393    34.1       935        904     3.4
Other-Isuzu Total        1,092     1,432   -23.7     2,260      2,686   -15.9
      GM Import Total    1,788     2,031   -12.0     3,649      4,025    -9.3
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              8,354     7,792     7.2    21,884     19,690    11.1
Cadillac Total           6,866     7,464    -8.0    15,809     18,312   -13.7
Chevrolet Total        147,194   168,262   -12.5   370,684    392,908    -5.7
GMC Total               40,705    52,110   -21.9    99,877    118,135   -15.5
HUMMER Total             6,125     2,220   175.9    16,984      5,950   185.4
Oldsmobile Total             0        45   ***.*        29        197   -85.3
Pontiac Total            7,177     2,710   164.8    17,747      7,122   149.2
Saab Total                 482         0   ***.*     1,299          0   ***.*
Saturn Total             8,968     8,934     0.4    25,047     21,979    14.0
      GM North America
      Total*           225,871   249,537    -9.5   569,360    584,293    -2.6
-------------------------------------------------------------------------------


                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              8,354     7,792     7.2    21,884     19,690    11.1
Cadillac Total           6,866     7,464    -8.0    15,809     18,312   -13.7
Chevrolet Total        147,194   168,262   -12.5   370,684    392,908    -5.7
GMC Total               40,705    52,110   -21.9    99,877    118,135   -15.5
HUMMER Total             6,125     2,220   175.9    16,984      5,950   185.4
Oldsmobile Total             0        45   ***.*        29        197   -85.3
Pontiac Total            7,177     2,710   164.8    17,747      7,122   149.2
Saab Total                 482         0   ***.*     1,299          0   ***.*
Saturn Total             8,968     8,934     0.4    25,047     21,979    14.0
      GM Total         225,871   249,537    -9.5   569,360    584,293    -2.6
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                       GM Production Schedule - 04/03/06



                        GMNA
                -------------------                            Total        GMNA 1  International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
2006 Q1 #        496   759   1,255    497      193     470      2,415    18    50      245
O/(U) prior
forecast:@ *      (9)   14       5      0        0       0          5     0    (5)       0
                ------------------    ---      ---     ---      -----
2006 Q2 #        445   755   1,200    490      215     474      2,379    17    62      231
O/(U) prior
forecast:@ *       0     0       0      0        0      (6)        (6)    0     0        0
                ------------------    ---      ---     ---      -----
===============================================================================================
                        GMNA
                -------------------                            Total        GMNA 1  International 5
Units 000s      Car  Truck   Total   GME    GMLAAM    GMAP   Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----

   2001
1st Qtr.         580   634   1,214    538      138      51      1,941    18    9        NA
2nd Qtr.         638   726   1,364    491      165      64      2,084    13   16        NA
3rd Qtr.         574   664   1,238    373      146      74      1,832    11   15        NA
4th Qtr.         573   721   1,294    441      127      67      1,929     9   16        NA
               ----- -----   -----  -----      ---     ---      -----    --   --
    CY         2,365 2,745   5,110  1,842      575     256      7,786    51   56        NA

   2002
1st Qtr.         600   753   1,353    456      131      65      2,005    11   11        NA
2nd Qtr.         688   865   1,553    453      141      74      2,221    15   17        NA
3rd Qtr.         568   740   1,308    408      132      87      1,935    19   20        NA
4th Qtr.         602   824   1,426    453      157      81      2,117    14   25        NA
               ----- -----   -----  -----      ---     ---      -----    --   --
    CY         2,458 3,182   5,640  1,770      561     307      8,278    59   73        NA

   2003
1st Qtr.         591   860   1,451    491      127      77      2,146    19   24        NA
2nd Qtr.         543   837   1,380    488      128      90      2,086    19   24        NA
3rd Qtr.         492   753   1,245    393      135     120      1,893    20   17        NA
4th Qtr.         558   827   1,385    446      157     133      2,121    16   20        NA
               ----- -----   -----  -----     ----     ---      -----    --   --
    CY         2,184 3,277   5,461  1,818      547     420      8,246    74   85        NA

   2004
1st Qtr.         525   820   1,345    473      159     296      2,273    19   19       247
2nd Qtr.         543   846   1,389    503      172     337      2,401    18   48       284
3rd Qtr.         463   746   1,209    411      185     314      2,119    16   43       261
4th Qtr.         466   811   1,277    442      200     386      2,305    17   47       324
               ----- -----   -----  -----      ---   -----      -----    --  ---     -----
    CY         1,997 3,223   5,220  1,829      716   1,333      9,098    70  158     1,116

   2005
1st Qtr.         470   712   1,182    502      185     335      2,204    16   51       286
2nd Qtr.         458   789   1,247    501      195     398      2,341    17   49       337
3rd Qtr.         423   723   1,146    412      207     409      2,174    15   50       199
4th Qtr.         483   798   1,281    443      188     420      2,332    14   68       197
               ----- -----   -----  -----      ---   -----      -----    --  ---     -----
    CY         1,834 3,022   4,856  1,858      775   1,562      9,051    62  218     1,019

   2006
1st Qtr. #       496   759   1,255    497      193     470      2,415    18   50       245
2nd Qtr. #       445   755   1,200    490      215     474      2,379    17   62       231
                ------------------    ---      ---     ---      -----

* Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more
@ Numbers may vary due to rounding
# Denotes estimate

(1) GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
(2) GME includes GM-AvtoVAZ joint venture production beginning in Q1 (2004)
(3) GMLAAM includes GM Egypt joint venture from 2001 through current calendar years
(4) GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.
(5) International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          (Registrant)

Date:  April 3, 2006                 By:  /s/PETER R. BIBLE
                                     ---  -----------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)